                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   Form 8-K/A


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 October 2, 2001
--------------------------------------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                  1-16619                      73-1612389
------------------------  ------------------------  ---------------------------------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification No.)


             Kerr-McGee Center
         Oklahoma City, Oklahoma                            73125
------------------------------------------          ---------------------
 (Address of principal executive offices)                 (Zip Code)



                                 (405) 270-1313
             ------------------------------------------------------
                         (Registrant's telephone number)




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Item 5.           Other Events

                          On September 26, 2001, Kerr-McGee Corporation
                  priced three series of notes in an aggregate principal amount of $1.5 billion. In connection therewith, Kerr-McGee has executed an underwriting agreement and an indenture, both of which are attached hereto as exhibits and are incorporated by reference herein.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (c) Exhibits

                  1.1 Underwriting Agreement dated September 26, 2001, between the Company and Lehman Brothers Inc., as representative of several underwriters named therein.

                  4.1 Indenture dated August 1, 2001, between Kerr-McGee Corporation and Citibank, N.A., as trustee.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  KERR-MCGEE CORPORATION


                                            By:   /s/ Deborah A. Kitchens
                                                  ------------------------------
                                                  Deborah A. Kitchens
                                                  Vice President and Controller

Dated: October 3, 2001

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------
   1.1      Underwriting Agreement dated September 26, 2001, between the Company and Lehman Brothers Inc., as representative of several underwriters named therein.

   4.1      Indenture dated August 1, 2001, between Kerr-McGee Corporation and
            Citibank, N.A., as trustee.